Q1 2025 RESULTS REVIEW May 1, 2025 Exhibit 99.2

Q1 2025 results review | May 1, 20252 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods related issues such as agriculture, the environment, debt relief and subsidy program policies, trade, commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls, tariffs and other protective measures issued to promote national interests or address foreign competition, which in turn result or may result in retaliatory tariffs or other measures enacted by affected trade partners; volatility in international trade caused by the imposition of tariffs and the related impact on cost and prices, which could consequently affect demand of our products, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post- employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission ("SEC"). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at investors.cnh.com.

Q1 2025 | MAIN ACHIEVEMENTS




CASE

Ag dealer inventory down another ~$100M[1], in line with expectations

Price/cost positive

Case IH SenseApply™ & New Holland IntelliSense™ sprayer automation launched

Leadership team transitions

Focus on operational excellence





(1) ~$100M down vs Q4 2024; ~$1B down vs Q1 2024; as independent businesses, dealers control their own inventory

3 Q1 2025 results review | May 1, 2025

CNH

Q1 2025 results review | May 1, 20254 Q1 2025 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) Note: prior period results have been revised; see details in the appendix Consolidated Revenues $3.8B (21)% Adj. EBIT1 Industrial Activities $101M (73)% Net Income $132M (64)% Diluted EPS $0.10 $(0.19) Net Sales Industrial Activities $3.2B (23)% (580) bps (66)% $(0.20) Adj. EBIT%1 Industrial Activities 3.2% Adjusted Net Income1 $132M Adjusted Diluted EPS1 $0.10 YoY vs Q1 2024

5 Q1 2025 results review | May 1, 2025 Continued retail demand softness Production hours down 26% vs Q1 2024 and down 41% vs Q1 2023 Supporting dealers with new & used sales incentives Sound Financial Services result despite market downturn Tariff announcements driving uncertainty across the board Q1 2025 | BUSINESS HIGHLIGHTS

Q1 2025 results review | May 1, 20256 Q1 2025 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in the appendix) Note: prior period results have been revised; see details in the appendix ($M) $0.30 $0.10 Q1 2024 Q1 2025 (1,209) (567) Q1 2024 Q1 2025 388 132 Q1 2024 Q1 2025 4,131 3,172 Q1 2024 Q1 2025 Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 (23)% (66)% $(0.20) +642 Δ YoY

Q1 2025 results review | May 1, 20257 (282) (26) 39 19 38 (37) 388 139 Q1 2025 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the appendix Note: numbers may not add due to rounding; prior period results have been revised; see details in the appendix 3,373 2,581 Q1 2024 Q1 2025 Net Sales ($M) Gross Margin1 Adjusted EBIT Q1 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q1 2025 5.4% 11.5% (23)% (380) bps Δ YoY 23.8% 20.0% Q1 2024 Q1 2025 388 139

Q1 2025 results review | May 1, 20258 Q1 2025 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the appendix Note: numbers may not add due to rounding 758 591 Q1 2024 Q1 2025 Net Sales ($M) Gross Margin1 Adjusted EBIT (22)% (250) bps Δ YoY 17.4% 14.9% Q1 2024 Q1 2025 (38) 8 4 2 (3) 51 (10) 14 Q1 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q1 2025 2.4% 6.7% 51 14

Q1 2025 results review | May 1, 20259 Q1 2025 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs (3) At constant currency Q1 retail originations $2.4B, -$0.1B YoY Managed portfolio $28.0B, -$0.7B YoY (+$0.3B @ CC3) ($M) Managed Portfolio2 & Retail Originations2 Net Income Portfolio at Mar. 31, 2025 Retail Wholesale Operating Lease 64% 31% 5% 118 90 Q1 2024 Q1 2025 Delinquencies on Book (>30 Days) Profitability Ratios Gross Margin / Avg. Assets on Book Return on Assets1 3.0% 3.2% 3.1% 1.8% 1.9% 1.7% 1.0% 2.0% 3.0% 4.0% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 1.4% 1.7% 2.3% 1.0% 1.5% 2.0% 2.5% 3.0% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

Q1 2025 results review | May 1, 202510 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH & MARGIN EXPANSION Support sales & margin growth through investments in commercial actions, operational efficiencies, and quality improvements BALANCE SHEET STRENGTH & STRONG CREDIT RATING Sustain healthy liquidity levels and maintain investment grade credit rating INORGANIC GROWTH Retain option for strategic, disciplined, and margin-accretive M&A SHAREHOLDER RETURNS Maintain a dedicated and consistent dividend and share repurchase policy

CNH SOURCING FOR FINISHED GOODS SOLD IN THE U.S.

Based on 2024 Industrial Activities actual results, dollar basis

~2/3 produced in U.S. plants

HHP Tractors
Racine, WI

4WD Tractors
Fargo, ND

Combine Harvesters
Grand Island, NE

Self-propelled Sprayers
Benson, MN
St. Nazianz, WI

Tillage
Goodfield, IL

Hay & Forage
New Holland, PA

Compact Loaders
Wichita, KS

Component part sourcing for U.S. plants


~20% primary tariff exposure
China 4%
RoW 4%
Europe 13%
Canada 4%
Mexico 5%
U.S. 70%

~1/3 imported

- Europe (excl. Turkey & U.K.), 13%
  small & medium tractors, harvesters, construction equipment
- Turkey, 5%
  small tractors
- U.K., 4%
  medium tractors
- South Korea & Japan, 6%
  excavators, small tractors
- Canada, 3%
  planters
- India, 1%
  small tractors
- Brazil, 1%
  specialty harvesters, construction equipment
- Mexico, <1%
  small tractors

11 Q1 2025 results review | May 1, 2025

CNH

Q1 2025 results review | May 1, 202512 2025 TARIFF CONSIDERATIONS ON AGRICULTURE CNH Impact • Finished goods imports from Canada are USMCA compliant • Steel used by U.S. plants is 95% sourced from U.S. mills • U.S. plants already producing at low levels due to forecasted industry demand • CNH will absorb part of the cost during transition period Farmer Impact • Demand for U.S. commodity exports may decrease • Farmers expect government support payments that can partially offset tariff impacts • Macroeconomic uncertainty may drive wait-and-see approach to capital expenditures Ag Industry Impact • U.S. cash crop market was already expected to hit trough levels in 2025 • Farm income and access to financing influence overall equipment demand levels • Geographic shifts in commodity demand may also shift regional equipment demand

Q1 2025 results review | May 1, 202513 MANAGING THROUGH UNCERTAINTY – SCENARIO PLANNING Macro Impact Original Assumptions Updated Guidance – Lower End Updated Guidance – Upper End Announced tariff levels – Q2 not meaningful 25% steel 145% China 25% Mex/Can (non-USMCA) 10% all other countries 25% steel 145% China 25% Mex/Can (non-USMCA) 10% all other countries Announced tariff levels – H2 not meaningful Full tariff levels as announced April 2 Same as Q2 (“paused” levels continue) NA Ag industry retail demand Trough levels Further (5)% lower than trough Trough levels CNH Actions • Working with suppliers to document USMCA compliance • Exploring sourcing options and tariff cost sharing with suppliers • Engaging with trade groups to ensure adequate representation of farmers, builders, and equipment manufacturers in discussions • Modest price adjustment on model year 2025 products sold in NA

Q1 2025 results review | May 1, 202514 2025 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix (2) Reflects full-year €/$ exchange rate average of 1.10 North America EMEA South America APAC LHP Tractors (15)% – (5)% (10)% – (5)% ~flat (5)% – flat HHP Tractors (35)% – (25)% Combines (30)% – (20)% ~flat ~flat (10)% – (5)% Total Industry Retail Demand Unit Forecast1 CNH Agriculture – Main Assumptions 14.0 2024 A 2025 E (20)%-(12)% YoY2 Net Sales: $B & Δ% YoY 10.5%2024 A 2025 E Adj. EBIT Margin 7.0%-9.0% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes.

Q1 2025 results review | May 1, 202515 2025 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix (2) Reflects full-year €/$ exchange rate average of 1.10 North America EMEA South America APAC Light (15)% – (5)% (10)% – (5)% flat – 5% (10)% – (5)% Heavy (15)% – (5)% (5)% – flat ~flat (5)% – flat Total Industry Retail Demand Unit Forecast1 CNH Construction – Main Assumptions 3.1 2024 A 2025 E (15)%-(4)% YoY2 5.5%2024 A 2025 E Adj. EBIT Margin 2.0%-4.0% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes. Net Sales: $B & Δ% YoY

Q1 2025 results review | May 1, 202516 2025 OUTLOOK – FINANCIAL TARGETS (1) Δ YoY; Reflects full-year €/$ exchange rate average of 1.10 (2) Non-GAAP measure (definition in the appendix) Industrial Activities Previous Current Net Sales1 (17)% - (12)% (19)% - (11)% Adj. EBIT margin2 6.0% - 7.0% 4.5% - 6.5% Free Cash Flow2 $0.2B - $0.5B $0.1B - $0.5B Company Adj. Diluted EPS2 $0.65 - $0.75 $0.50 - $0.70 Significant uncertainties related to global trade may affect our forecast for the year

Q1 2025 results review | May 1, 202517 2025 PRIORITIES & OUTLOOK Carefully monitoring tariff and trade negotiations Low production levels will continue at least through Q2 Diligent focus on quality and customer service Continued investment in integrated iron + tech products Sustained efforts on manufacturing and sourcing efficiencies

ID25

INVESTOR DAY 2025

May 8, 2025
9:00 a.m. to noon ET
New York Stock Exchange

Speaker	Title	Topic
Suzanne Heywood	Chair	Welcome
Gerrit Marx	Chief Executive Officer	CNH Overview
Scott Harris	President, North America	Ag Product
Jay Schroeder	Chief Technical Officer	Ag Precision
Stefano Pampalone	Chief Commercial Officer	Ag Go-to-Market
Chun Woytera	Chief Quality & Customer Advocacy Officer	Ag Quality
Humayun Chishti	President, Construction	Construction
Jim Nickolas	Incoming Chief Financial Officer	Financials

Register for the event live webcast or replay at bit.ly/CNH_ID25

18 Q1 2025 results review | May 1, 2025

CNH

APPENDIX

Q1 2025 results review | May 1, 202520 UPCOMING EVENTS Q2 2025 earnings call: Friday, August 1, 9AM ET Investor Day 2025: Thursday, May 8, 9AM ET Annual General Meeting of Shareholders: Monday, May 12, 3PM CEST (9AM ET)

Q1 2025 results review | May 1, 202521 Q1 2025 | UNIT PERFORMANCE VS. Q1 2024 (1) Regional split definition in the slide “Geographic information”; (2) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes; (3) As independent businesses, dealers control their own inventory NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (12)% (23)% 10% 12% 140+ HP – Large Tractors (24)% Combines (51)% (34)% 1% (12)% Light (10)% (10)% 5% 1% Heavy (12)% (8)% (6)% 14%To ta l I n d u st ry Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 C o m p an y Tractors Combines Light Heavy Company Inventory Dealer Inventory3 Retail Production

Q1 2025 results review | May 1, 202522 Q1 2025 Q1 2024 Δ YoY U.S. GAAP Revenues 3,828 4,818 (21)% Net Sales | Industrial Activities 3,172 4,131 (23)% Net Income 132 369 (64)% Diluted EPS $0.10 $0.29 $(0.19) Non-GAAP1 Net Sales | Industrial Activities at constant currency 3,283 4,131 (21)% Adjusted EBIT | Industrial Activities 101 372 (73)% Adjusted EBIT Margin | Industrial Activities 3.2% 9.0% (580) bps Adjusted Effective Tax Rate 29.0% 19.4% +960 bps Adjusted Net Income 132 388 (66)% Weighted average shares outstanding, diluted (millions of shares) 1,253 1,274 (2)% Adjusted Diluted EPS $0.10 $0.30 $(0.20) Free Cash Flow | Industrial Activities (567) (1,209) +642 Q1 2025 | FINANCIAL SUMMARY (1) Non-GAAP measures: definitions in the slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section. Note: prior period results have been revised; see details in the appendix ($M)

Q1 2025 results review | May 1, 202523 Q1 2025 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities1 $2,581M $591M $3,172M (23)% YoY (21)% @CC2 (22)% YoY (20)% @CC2 (23)% YoY (21)% @CC2 By Region as reported By Region as reported By Region as reported 41% 32% 16% 12% 54% 25% 13% 7% 43% 30% 15% 11% 43% 33% 14% 10% 58% 20% 14% 8% 46% 31% 14% 9% By Product as reported By Product as reported By Segment as reported 60% 18% 22% 35% 63% 2% 81% 19% 57% 16% 27% 41% 58% 1% 82% 18% Q1 2024 Q1 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q1 2025 mix Q1 2024 mix Q1 2025 mix Q1 2024 mix

Q1 2025 results review | May 1, 202524 Q1 2025 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: prior period results have been revised; see details in the appendix ($M) Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q1 25 Q1 24 Q1 25 Q1 24 Q1 25 Q1 24 Q1 25 Q1 24 Q1 25 Q1 24 Agriculture 2,581 3,373 515 804 20.0% 23.8% 139 388 5.4% 11.5% Construction 591 758 88 132 14.9% 17.4% 14 51 2.4% 6.7% Elimination & Other - - - - - - (52) (67) - - Industrial Activities 3,172 4,131 603 936 19.0% 22.7% 101 372 3.2% 9.0% Financial Services 651 685 Elimination & Other 5 2 CNH Industrial 3,828 4,818

Q1 2025 results review | May 1, 202525 ($M) Q1 2025 | INDUSTRIAL ACTIVITIES CAPEX AND R&D Note: numbers may not add due to rounding Q1 2025 Q1 2024 Investments in property, plant and equipment, and intangible assets 103 96 Breakdown by Category New Product & Technology 51% 46% Maintenance & Other 46% 50% Industrial Capacity Expansion & LT Investments 3% 4% Breakdown by Segment Agriculture 89% 87% Construction 11% 12% Research and Development 184 228 Total spending (CapEx + R&D) in new products 165 187 Breakdown by Trend Digital 43% 45% Electric Vehicles and CNG-LNG 1% 8% Other New Program 56% 47%

Q1 2025 results review | May 1, 202526 DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding Outstanding Mar. 31, 2025 2025 2026 2027 2028 2029 Beyond 3.1 Bank Debt 1.4 0.4 0.2 0.2 0.3 0.6 11.8 Capital Market 2.4 2.6 2.6 1.6 1.7 0.9 0.1 Other Debt 0.1 - - - - - 15.0 Cash Portion of Debt Maturities 3.9 2.9 2.8 1.8 2.0 1.5 of which Industrial Activities 1.0 0.5 1.1 0.1 0.5 0.9 of which Financial Services 3.0 2.4 1.7 1.8 1.4 0.7 2.4 Cash & Cash Equivalents and Restricted Cash 0.7 of which restricted cash 0.1 Net Receivables / (Payables) with Iveco Group 6.2 Undrawn Committed credit lines 8.7 Total Available Liquidity ($B)

RECONCILIATIONS

Q1 2025 results review | May 1, 202528 Q1 2025 Q1 2024 Net Income 132 369 Less: Consolidated income tax expense (47) (77) Consolidated income before taxes 179 446 Less: Financial Services Financial Services Net Income 90 118 Financial Services Income Taxes 28 19 Add back of the following Industrial Activities items: Interest expense of Industrial Activities, net of Interest income and elim. 25 32 Foreign exchange (gains) losses, net of Industrial Activities 5 - Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1) 4 1 Adjustments for the following Industrial Activities items: Restructuring expenses 6 30 Other discrete items(2) - - Total Adjusted EBIT of Industrial Activities 101 372 RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES (1) In Q1 2025 and 2024, this item includes the pre-tax gain of $6M and $6M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification. (2) In Q1 2025 and in Q1 2024 this item did not include any discrete items. Note: prior period results have been revised; see details in the appendix ($M)

Q1 2025 results review | May 1, 202529 Q1 2025 Q1 2024 Net cash provided by (used in) Operating Activities 162 (894) Cash flows from Operating Activities of Financial Services net of eliminations (638) (198) Change in derivatives hedging debt of Industrial Activities and other 9 - Investments in assets sold under operating lease assets of Industrial Activities - (4) Investments in property, plant & equipment, and intangible assets of Ind. Act. (103) (96) Other changes(1) 3 (17) Free cash flow of Industrial Activities (567) (1,209) RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments. ($M)

Q1 2025 results review | May 1, 202530 Q1 2025 Q1 2024 Net income (loss) 132 369 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) - 25 Adjustments impacting Income tax (expense) benefit (b) - (6) Adjusted net income (loss) 132 388 Adjusted net income (loss) attributable to CNH Industrial N.V. 131 387 Weighted average shares outstanding – diluted (million) 1,253 1,274 Adjusted diluted EPS $0.10 $0.30 Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 162 402 (a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates - 25 (A) Adjusted income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 162 427 Income tax (expense) benefit (47) (77) (b) Adjustments impacting Income tax (expense) benefit - (6) (B) Adjusted income tax (expense) benefit (47) (83) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 29.0% 19.4% (a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates - 25 Restructuring expenses 6 31 Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. (6) (6) (b) Adjustments impacting Income tax (expense) benefit - (6) Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates - (6) ($M) RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP Note: prior period results have been revised; see details in the appendix

Q1 2025 results review | May 1, 202531 The composition of our regions part of the geographic information is as follows:  North America: United States, Canada, and Mexico  Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East  South America: Central and South America, and the Caribbean Islands  Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data  In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau.  Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported.  In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q1 2025 results review | May 1, 202532 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

ACCOUNTING REVISION

ACCOUNTING REVISION BY QUARTER

($M)	Q1'24	Q2'24	H1'24
Equity in income of unconsolidated subsidiaries and affiliates			
As reported	77	79	156
Revision	(33)	(34)	(67)
As revised	**44**	**45**	**89**
Net income (loss)			
As reported	402	438	840
Revision	(33)	(34)	(67)
As revised	**369**	**404**	**773**
Earnings per share attributable to CNH Industrial N.V. – Diluted			
As reported	$0.31	$0.34	$0.66
Revision	($0.02)	($0.02)	($0.05)
As revised	**$0.29**	**$0.32**	**$0.61**
Adjusted net income[(1)]			
As reported	421	485	906
Revision	(33)	(34)	(67)
As revised	**388**	**451**	**839**
Adjusted diluted EPS[(1)]			
As reported	$0.33	$0.38	$0.71
Revision	($0.03)	($0.03)	($0.05)
As revised	**$0.30**	**$0.35**	**$0.66**

	Q1'24	Q2'24	H1'24
Adjusted EBIT of Industrial Activities[(1)]			
As reported	405	536	941
Revision	(33)	(34)	(67)
As revised	**372**	**502**	**874**
Adjusted EBIT margin of Industrial Activities[(1)]			
As reported	9.8%	11.2%	10.5%
Revision	(0.8)%	(0.7)%	(0.7)%
As revised	**9.0%**	**10.5%**	**9.8%**
Adjusted EBIT of Agriculture			
As reported	421	536	957
Revision	(33)	(34)	(67)
As revised	**388**	**502**	**890**
Adjusted EBIT margin of Agriculture			
As reported	12.5%	13.7%	13.1%
Revision	(1.0)%	(0.9)%	(0.9)%
As revised	**11.5%**	**12.8%**	**12.2%**

(1) non-GAAP financial measure; see reconciliation to the most comparable U.S. GAAP financial measure on the following slide

Note: numbers may not add due to rounding

34 Q1 2025 results review | May 1, 2025

CNH

ACCOUNTING REVISION NON-GAAP RECONCILIATIONS ($M)

ADJ. EBIT FOR INDUSTRIAL ACTIVITIES TO NET INCOME	Q1'24	Q2'24	H1'24
Net Income (loss) - as reported	**402**	**438**	**840**
Revision impacts	(33)	(34)	(67)
Net income (loss) - as revised	**369**	**404**	**773**
Less: Consolidated income tax expense	(77)	(95)	(172)
Consolidated income before taxes	**446**	**499**	**945**
Less: Financial Services			
Financial Services Net Income	118	91	209
Financial Services Income Taxes	19	23	42
Add back of the following I. A. items			
Interest expense of I.A., net of Interest income and eliminations	32	46	78
Foreign exch. (gains) losses, net of I.A.	-	4	4
Finance and non-service comp. of pension & other post-empl. benefit costs of I.A.	1	1	2
Adjustments for the following I.A. items			
Restructuring expenses	30	51	81
Other discrete items	-	15	15
Total Adj. EBIT of Ind. Activities	**372**	**502**	**874**

ADJ. NET INCOME TO NET INCOME & ADJ. DILUTED EPS CALCULATION	Q1'24	Q2'24	H1'24
Net Income (loss) - as reported	**402**	**438**	**840**
Revision impacts	(33)	(34)	(67)
Net income (loss) - as revised	**369**	**404**	**773**
Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	25	60	85
Adjustments impacting Income tax (expense) benefit	(6)	(13)	(19)
Adjusted net income (loss)	**388**	**451**	**839**
Adjusted net income (loss) attributable to CNH Industrial N.V. - as reported	420	480	900
Adjustment	(33)	(34)	(67)
Adjusted net income (loss) attributable to CNH Industrial N.V. - as recast	**387**	**446**	**833**
Weighted average shares outstanding - diluted (million)	1,274	1,260	1,267
Adjusted diluted EPS	**$0.30**	**$0.35**	**$0.66**

35 Q1 2025 results review | May 1, 2025

Note: numbers may not add due to rounding

CNH

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